Exhibit 99.1
MLP infrastructure confrence

The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the CVR Partners, LP Prospectus dated April 7, 2011 and any other filings CVR Partners, LP makes with the Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company overview

NYSE Ticker: UAN Total units with over-allotment: 22.1m common units (30.2%) Pricing: $16 per LP unit ($3 higher than original midpoint) March 31, 2012 LTM estimated distribution/yield: $1.92 per unit / 12% Use of proceeds: Buy the GP and extinguish IDR’s, distribution to Coffeyville Resources, general growth projects including UAN expansion As of August 19, 2011, CVR Partners market cap was $1.6 billion, of which $1.1 billion is controlled by CVR Energy. CVR Partners is a growth oriented partnership formed by CVR Energy, Inc. in June 2007. CVR Partners’ nitrogen fertilizer manufacturing facility produces ammonia and Urea Ammonium Nitrate (UAN). The facility is located in Coffeyville, Kansas and produces 5% of the total UAN demand in the United States.

Key Strategic factor
Experienced management team

Byron Kelley CEO Stan Riemann COO Kevan Vick EVP & GMNitrogenManufacturing BillWhite VP Marketing Neal Barkley VP & Fertilizer FacilityManager Years Experience: 41 Years Experience: 37 Years Experience: 36 Years Experience: 30 Years Experience: 34

CVR PARTNERS LP

Company Overview

Fully utilized capacity / high utilization rates

- Capacity: 1,225 tons-per-day ammonia unit, 2,025 tons-per-day UAN unit
- LTM Q2 2011 on-stream efficiency[1]
  - Gasifier: 98.7%
  - Ammonia: 97.5%
  - UAN: 96.9%




WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
WI
IA
IL
MO
AR
LA

Fertilizer Plant
Corporate Headquarters

LTM Q2 2011 Tons Sold by State

100,000+ | 10,000 to 100,000 | Up to 10,000

LTM Q2 2011 Total Tons Sold ~ 738,000

1) Adjusted for major scheduled turnaround, third-party outage on air separation unit and UAN vessel rupture.

7

LTM Q2 2011 Total Tons Sold ~ 738,000 8
WA OR CA NV ID MT WY UT CO AZ NM TX OK KS NE SD ND MN IA MO AR LA WI IL Additional Shipments East of the Mississippi Rail Distribution LTM Q2 2011 Tons Sold by State 100,000+ 10,000 to 100,000 Up to 10,000 Corporate Fertilizer Plant Headquarters LTM Q2 2011 Total Tons Sold ~ 738,000 Rail Distribution Corporate HeadquarterFertilizer Plant s

Abundant Supply of Third-Party Pet Coke in the Region 9
Texas Gulf Coast Coke Production = 40,000 tons/day Source: Oil & Gas Journal 56% 57% 59% 57% 69% 62% 62% 60% 57% 53% 46% 44% 43% 41% 42% 38% 38% 39% 41% 43% 47% 54% Consumption Net Exports Source: EIA. U.S. Pet Coke Exports and Consumption Y92455_12 Ex. 99.1.pdf Y92455_13 Ex. 99.1.pdf

df 0 50 100 150 200 250 Per Capita Consumption of Meat (lbs per year) 1965 1998 2030 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Australia Canada USA Brazil India 1980 1990 2000 2008 (31%) (33%) (14%) (42%(26%) )

0 1 2 3 4 5 6 7 8 9 10 1950 1970 1990 2010 2030 2050 Billions World Population: 1950-2050 (Hectares per Person) Source: USDA, Census Bureau, World Bank, http://data.worldbank.org/indicator/AG.LND.ARBL.HA.PC % Change: Declining Farmland Per Capita 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Millions of Bushels Traditional consumption Ethanol production U.S. corn use for wet-mill products

0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 0 50 100 150 200 1972 1976 1980 1984 1988 1992 1996 2000 2004 2008 (Millions ofMetric Tonnes) Global Fertilizer Consumption Over Time Nitrogen Phosphate Potash Note: Nutrient Tonnes; Fertilizer Years. Source: International Fertilizer Industry Association; U.S. Bureau of the Census, International Data Base Population (mid-year) (Population in Millions)
1) Based on International Fertilizer Industry Association 2010
$- $2 $4 $6 $8 $10 $12 $14 Sep’07 Feb’08 Jul’08 Dec’08 May’09 Oct’09 Mar’10 Aug’10 Jan’11 Jun’11 Nov’11 Apr’12E Natural Gas Price ($/MMBtu) Natural Gas Prices — United States vs.Western Europe NBP, Britain $8.30 Spot Source: European prices converted from GBP/Therm to $/MMBtu, based on daily exchange rate Historical Sources: Capital IQ NBP Monthly Spot Rate, Henry Hub Monthly Spot Rate Forecast Sources: Capital IQ NBP Forward Rate 8/12/11, Henry Hub Futures Nymex Exchange 08/12/11 Spot price as of 8/12/11 Henry Hub, Louisiana $4.08 spot

(4,000) (2,000) - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2000 2004 2008 2012 2016 Production Imports Exports Consumption (000 Tonnes N) Historical U.S. Nitrogen Production and Consumption Source: Fertecon

Corn Spot Prices Breakdown of U.S. Farmer Total Input Costs Input Costs and Prices per Bushel ($) 2.60 3.68 3.53.10 1 2.97 0 1 2 3 4 5 6 7 8 2005 2006 2007 2008 2009 Other Variable Costs 13% Seed and Chemicals 17% Fixed Costs 48% Avg. % Total of Cost: Corn Futures Prices: 30 Day: $6.96 12 Month: $7.22 Note: Fixed Costs include labor, machinery, land, taxes, insurance, and other. Fertilizers 22% 0 1 2 3 4 5 6 7 8 2001 2002 2004 2006 2007 2009 2011 5-Yr Prior Avg. $2.14 5-Yr Avg. $4.20 Current $7.13 Source: CIQ Source: CIQ Y92455_19 Ex. 99.1.pdf ($ per Ton) Historical U.S. Nitrogen Fertilizer Prices 0 100 200 300 400 500 600 700 800 900 1,000 1999 2000 2001 2002 2004 2005 2006 2007 2009 2010 2011 Ammonia $604 UAN $366 Southern Plains Ammonia Corn Belt UAN 5-Yr Average Southern Plains Ammonia Source: Green Markets Data, Fertecon 17 5 Yr. Avg. UAN $159 5-Yr Average Corn Belt UAN 5 Yr. Avg. Ammonia $276 5 Yr. Avg. Ammonia $467 5 Yr. Avg. UAN $292 Y92455_20 Ex. 99.1.pdf Source: Integer Focus Report 2011: Global Outlook for UAN

9,542 15,465 12,500 19,667 7,424 15,714 9,925 19,745 - 5,000 10,000 15,000 20,000 25,000 U.S. World U.S. World Thousands of UAN Tons Demand Supply 2010 2011

Current 12-24 Months 3-5 years Y92455_23 Ex. 99.1.pdf (000’s Tons of UAN) UAN Upgrading Capacity 1) Excludes $5MM of capitalized interest

* Integer Focus Report 2011: The Emerging DEF Market Y92455_25 Ex. 99.1.pdf Growth Opportunities Distribution

128 65 30 63 - 25 50 75 100 125 150 2008 2009 2010 LTM Q2 2011 EBITDA — Maintenance CAPEX (No Debt)(3) 1) Plant gate price per ton represents net sales less freight costs and hydrogen revenue (from hydrogen sales to CVR Energy’s refinery) divided by product sales volume in tons in the reporting period. Plant gate price per ton is shown in order to provide a pricing measure that is comparable across the fertilizer industry. 2) Adjusted for major scheduled turnaround, third-party outage on air separation unit and UAN vessel rupture. 3) Not Pro Forma for $125MM Term Loan Net Sales $Millions EBITDA Plant Gate Price(1) ($/ton) $Millions $Millions Capital Expenditures $Millions Ammonia UAN Gasification On-Stream Percentage (2) 92% 99% 98% 99% 24 48 10 13 0 20 40 60 80 2008 2009 2010 2011 as projected Maintenance Growth / Expansion 25

1) Based on projected next twelve months 3/31/12 cost structure as provided in our prospectus dated April 7, 2011. 2) Based on 5 year average Ammonia and UAN spot prices of $467/ton and $292/ton respectively and forecasted next twelve months cost structure. EBITDA(1) ($MM) Illustrative EBITDA Sensitivity to UAN and Ammonia Prices(1) Forecasted NTM 3/31/2012 Ammonia 300 350 400 450 500 550 547 600 650 700 Net Sales 171 196 221 246 271 296 297 321 371 Available Cash 13 38 63 88 113 138 140 163 213 UAN Price per Ton ($) 346 188 5 Year Avg. Spot Prices(2) $147

Linde Air Separation Unit UAN Product Ammonia Product Slag Gasifier (2 Units) Ammonia Synthesis UAN Synthesis Nitrogen Oxygen Syngas (Hydrogen) Ammonia Coke Hydrogen HydrogeCoke n Third- Party Coke Supplies CVR Energy’s Oil Refinery Y92455_34 Ex. 99.1.pdf

To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies. The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.

EBITDA: EBITDA represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization. EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company. Y92455_36 Ex. 99.1.pdf

Below is a reconciliation of Net Income to EBITDA (In USD Millions) 2008 2009 2010 LTMQ2 2011 Net Income $118.9 $57.9 $33.3 $62.2 Interest expense — - — - Interest (income) (2.0) (9.0) (13.1) (5.3) Depreciation and amortization 18.0 18.7 18.5 18.5 Income tax expense — - — - EBITDA $ 134.9 $ 67.6 $38.9 $ 75.4 Y92455_37 Ex. 99.1.pdf

Below is a reconciliation of Net Income to EBITDA ThreeMonths Ended Six Months Ended June 30, June 30, 2011 2010 2011 2010 (in millions) (unaudited) Net Income $ 38.2 $ 19.9 $ 54.9 $ 26.0 Adjustments: Depreciation and amortization 4.7 4.7 9.3 9.3 Interest (income) expense 1.2 (3.5) 1.2 (6.6) Tax provision 0.0 — - EBITDA $ 44.1 $ 21.1 $ 65.4 $ 28.7